Supplemental Agreement No. 23 to
Purchase Agreement No. 2497

FOIA CONFIDENTIAL
TREATMENT REQUESTED
Supplemental Agreement No. 23

to

Purchase Agreement No. 2497

between

The Boeing Company

and

Alaska Airlines, Inc.

Relating to Boeing Model 737-800 and 737-900ER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of January 24, 2011, by and between THE BOEING COMPANY (Boeing) and ALASKA Airlines, Inc. (Customer).

WHEREAS, the parties hereto entered into Aircraft General Terms Agreement Number AGTA-ASA dated June 15, 2005 (the AGTA) and Purchase Agreement No. 2497 dated June 15, 2005 (the Purchase Agreement), as amended and supplemented, relating to Boeing Model 737-800 aircraft (the Aircraft), and;

WHEREAS, Customer wishes to exercise three (3) Option Aircraft as Aircraft under the Purchase Agreement as set forth below and in Table 1, Page 12 (each an Exercised Option Aircraft):

Delivery Month	Serial Number
November 2012	41730
December 2012	41731
January 2013	41732
and;

WHEREAS, Boeing offered and Customer agrees to purchase four (4) Boeing Model 737-990ER aircraft) as set forth below (each a 737-990ER Incremental Aircraft):

Delivery Month	Serial Number
June 2013	41702
August 2013	41703
October 2013	41704
November 2013	41705

and;

WHEREAS, Customer agrees to exercise and convert eight (8) Option Aircraft to eight (8) Boeing Model 737-990ER aircraft (each a Substitute Aircraft) in 2005 base year dollars, with delivery positions as follows:

P.A. 2497
ASA    SA-23-#PageNum#

Supplemental Agreement No. 23 to
Purchase Agreement No. 2497

Delivery Month	Serial Number
February 2013	41733
April 2013	41734
January 2014	36354
February 2014	36355
March 2014	36352
April 2014	36361 and 36363
August 2014	41735

and;

WHEREAS, Customer and Boeing agree to substitute one (1) Aircraft, bearing manufacturer serial number MSN 40714 with current delivery position of May 2014 (Firm Aircraft) to a Boeing Model 737-990ER aircraft with the delivery position of May 2014 (also a Substitute Aircraft); and

WHEREAS, the Customer and Boeing have each agreed that Customer will have the option to purchase fifteen (15) additional Option Aircraft (each a New Option Aircraft), with delivery positions as follows:

Number of New Option Aircraft	Contract Delivery Month
One (1)	[***] 2016
One (1)	[***]
One (1)	[***]
One (1)	[***]
One (1)	[***]
One (1)	[***]
One (1)	[***]
One (1)	[***]
One (1)	[***]
One (1)	[***]
One (1)	[***]
One (1)	[***]
One (1)	[***]
One (1)	[***]
One (1)	[***] 2017

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

and;

WHEREAS, Customer and Boeing agree to recontract Aircraft bearing serial number 35205 (Recontracted Aircraft), as set forth below and in Table 1 page 12 to the Purchase Agreement attached hereto:

P.A. 2497
ASA    SA-23-#PageNum#

Supplemental Agreement No. 23 to
Purchase Agreement No. 2497

Current Delivery Month	Revised Delivery Month	Serial Number
April 2013	March 2013	35205

and

WHEREAS, as a result of the Customer's election to purchase the Boeing 737-900ER Aircraft and order additional 737-800 aircraft, Table 1 of the Purchase Agreement will modified by (i) modifying page 12 to add the Exercised Option Aircraft and reposition the Recontracted Aircraft,(ii) deleting from page 13 the Firm Aircraft that was replaced by a Substitute Aircraft, and (iii) adding a page 15 to identify the delivery positions, quantities, Price and Advance Payment Base Price for the Incremental Aircraft and Substitute Aircraft.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the AGTA and Purchase Agreement as follows:

1.    The AGTA:

1.1 Remove pages 1 and 2 and replace with pages 1 and 2 attached hereto, to reflect the addition of the Model 737-900ER in Article 2 in each place that Model 737-900 appears.
1.2 Remove page 3 of “Attachment A” to Letter Agreement 6-1162-MSA-591 and replace with page 3 attached hereto, to reflect the addition of Model 737-900ER in the table of insurance requirements.

2.    Purchase Agreement Table of Contents, Articles, Tables and Exhibits:

2.1    Remove and replace, in its entirety, the “Title Page,” “Table of Contents” and pages one and two with the Title Page, Table of Contents and pages one and two, attached hereto, to reflect the inclusion of the Boeing 737-990ER Aircraft in Purchase Agreement No. 2497 and the other changes made by this Supplemental Agreement No. 23.

2.2    Remove and replace, in its entirety, Table 1 page 12 attached hereto, to (i) reflect the revised delivery month of one 737-890 Aircraft and (ii) include the three 737-890 Aircraft added through the exercise of options.

2.3    Remove and replace, in its entirety, Table 1 page 13 attached hereto, to reflect the deletion of the Firm Aircraft with a May 2014 delivery position due to the conversion of that Aircraft to the Substitute Aircraft as reflected in Article 2.2 above.

2.4    Add page 15 to “Table 1 to Purchase Agreement 2497” attached hereto to reflect (i) the addition of the four (4) 737-990ER Incremental Aircraft under the Purchase Agreement; (ii) the exercise of eight (8) 737-890 Option Aircraft and simultaneous conversion of the Aircraft to a Substitute Aircraft, and (iii) the election to substitute one (1) Substitute Aircraft for one (1) previously contracted 737-890 Aircraft.

2.5    Remove and replace, in its entirety, Exhibit B to Purchase Agreement No. 2497 entitled “Aircraft Delivery Requirements and Responsibilities between The Boeing Company and Alaska Airlines, Inc.” and replace with a revised Exhibit B to Purchase Agreement No. 2497, attached hereto, to designate applicability for the Boeing 737-990ER Aircraft.

P.A. 2497
ASA    SA-23-#PageNum#

Supplemental Agreement No. 23 to
Purchase Agreement No. 2497

3.    Supplemental Exhibits.

3.1    Remove and replace page 1 of Supplemental Exhibit AE1 entitled “Escalation Adjustment/Airframe and Optional Features” with a revised page 1, attached hereto, to reflect the inclusion of the Boeing 737-990ER Aircraft in the Purchase Agreement No. 2497.

3.2    Supplemental Exhibit BFE1 entitled “Buyer Furnished Equipment Variables between The Boeing Company and Alaska Airlines, Inc.” is deleted in its entirety and replaced with a revised Supplemental Exhibit BFE1 attached hereto to incorporate the Boeing 737-990ER Aircraft.

3.3    Supplemental Exhibit CS1 entitled “Customer Support Variables between The Boeing Company and Alaska Airlines, Inc.” is deleted in its entirety and replaced with a revised Supplemental Exhibit CS1 attached hereto to clarify its applicability to the Boeing 737-890 Aircraft.

3.4    Supplemental Exhibit CS2 entitled “Customer Support Variables between The Boeing Company and Alaska Airlines, Inc.” is added to the Purchase Agreement by this Supplemental Agreement attached hereto to incorporate the Boeing 737-990ER Aircraft.

3.5    Supplemental Exhibit EE1 entitled “Engine Escalation, Engine Warranty and Patent Indemnity between The Boeing Company and Alaska Airlines, Inc.” is deleted in its entirety and replaced with a revised Supplemental Exhibit EE1 attached hereto to incorporate the Boeing 737-990ER Aircraft.

4.    Letter Agreements.

4.1    Letter Agreement 2497-1R16 entitled “Option Aircraft” and its corresponding Attachment 1, are hereby deleted and replaced in their entirety with a revised Letter Agreement 2497-1R17 and Attachments 1 and 2 attached hereto, to reflect (i) the deletion of three (3) Exercised Option Aircraft which are being exercised pursuant to this Supplemental Agreement No. 23, (ii) the addition of fifteen (15) New Option Aircraft pursuant to this Supplemental Agreement No. 23, and (iii) terms and conditions with respect to converting an Option Aircraft to a 737-990ER Aircraft.

4.2    Letter Agreement 2497-2 entitled “Aircraft Model Substitution” is hereby deleted and replaced in its entirety with a revised Letter Agreement 2497-2R1 to incorporate changes necessitated by this Supplemental Agreement No. 23.

4.3    Letter Agreement 2497-3 entitled “Seller Purchased Equipment” is hereby deleted and replaced in its entirety with a revised Letter Agreement 2497-3R1 attached hereto, to incorporate the Boeing 737-990ER Aircraft.

4.4    Letter Agreement 2497-4 entitled “Demonstration Flight Waiver” is hereby deleted and replaced in its entirety with a revised Letter Agreement 2497-4R1 attached hereto, to incorporate the Boeing 737-990ER Aircraft.

4.5    Letter Agreement 2497-5 entitled “Loading of Software Owned by or Licensed to Customer” is hereby deleted and replaced in its entirety with a revised Letter Agreement 2497-5R1 attached hereto, to incorporate the Boeing 737-990ER Aircraft.

P.A. 2497
ASA    SA-23-#PageNum#

Supplemental Agreement No. 23 to
Purchase Agreement No. 2497

4.6    Letter Agreement 6-1162-SCR-106, entitled “Model 737-990ER Open Configuration Matters,” attached hereto, applicable for Boeing Model 737-990ER Aircraft, is added.

4.7    Letter Agreement 6-1162-MSA-592 entitled “Special Purchase Agreement Provisions” is hereby deleted and replaced in its entirety with a revised Letter Agreement 6-1162-MSA-592R1 attached hereto, to incorporate the Boeing 737-990ER Aircraft.

4.8    Letter Agreement 6-1162-MSA-597R18 entitled “Special Matters” is deleted and replaced in its entirety with a revised Letter Agreement 6-1162-MSA-597R19 attached hereto, to incorporate the Boeing 737-990ER Aircraft.

4.9    Letter Agreement 6-1162-MSA-691R4 entitled “Process for Fixing Escalation Factor” is hereby deleted and replaced in its entirety with a revised Letter Agreement 6-1162-MSA-691R5 attached hereto, to incorporate the Boeing 737-990ER Aircraft.

4.10    Letter Agreement 6-1162-SCR-112 entitled “Performance Guarantees 737-900ER”, attached hereto, applicable for Boeing Model 737-990ER Aircraft, is added.

4.11    Letter Agreement 6-1162-SCR-111 entitled [***] attached hereto, is added.

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.    Advance Payments.

Upon execution of this Supplemental Agreement, Customer agrees to pay Boeing [***] in advance payments as the initial advance payment for the following: (i) the conversion of one (1) firm 737-890 to a 737-990ER Aircraft, (ii) exercise of options for three (3) 737-890 Aircraft, (iii) the addition of four (4) 737-990ER Aircraft, and (v) the exercise of eight (8) options for Boeing Model 737-890 as 737-990ER Aircraft identified in and pursuant to this Supplemental Agreement.

6.    Escalation Matters .

Escalation Matters. Boeing and Customer agree that any recontrated Firm or Option Aircraft, as defined in the Purchase Agreement, will be recontracted to the new delivery month and that the Aircraft Base Price and associated escalation will be based on the new delivery month.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

P.A. 2497
ASA    SA-23-#PageNum#

Supplemental Agreement No. 23 to
Purchase Agreement No. 2497

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY        ALASKA Airlines, Inc.

By: /s/ Stuart C. Ross___        By: /s/ Brandon S. Pedersen

Its: Attorney‑In‑Fact        Its: Vice President, Finance___
Chief Financial Officer____

P.A. 2497
ASA    SA-23-#PageNum#

AIRCRAFT GENERAL TERMS AGREEMENT NUMBER AGTA-ASA

between

The Boeing Company

and

Alaska Airlines, Inc.

Relating to

BOEING AIRCRAFT

This Aircraft General Terms Agreement Number AGTA-ASA (AGTA) between The Boeing Company, including its wholly-owned subsidiary McDonnell Douglas Corporation, (Boeing) and Alaska Airlines, Inc. (Customer) will apply to all Boeing aircraft contracted for purchase from Boeing by Customer after the effective date of this AGTA.

Article 1.    Subject Matter of Sale.

1.1    Aircraft. Boeing will manufacture and sell to Customer and Customer will purchase from Boeing aircraft under purchase agreements that incorporate the terms and conditions of this AGTA.

1.2    Buyer Furnished Equipment. Exhibit A, Buyer Furnished Equipment Provisions Document to the AGTA, contains the obligations of Customer and Boeing with respect to equipment purchased and provided by Customer, which Boeing will receive, inspect, store, and install in an aircraft before delivery to Customer. This equipment is defined as Buyer Furnished Equipment (BFE).

1.3    Customer Support. Exhibit B, Customer Support Document to the AGTA, contains the obligations of Boeing relating to Materials (as defined in Part 3 thereof), training, services, and other things in support of aircraft.

1.4    Product Assurance. Exhibit C, Product Assurance Document to the AGTA, contains the obligations of Boeing and the suppliers of equipment installed in each aircraft at delivery relating to warranties, patent indemnities, software copyright indemnities, and service life policies.

Article 2.    Price, Taxes, and Payment.

2.1    Price.

2.1.1    Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For Models 717-200, 737-600, 737-700, 737-800, 737-900, 737-900ER, 777-200LR and 777-300ER the Airframe Price includes the engine price at its basic thrust level.)

2.1.2    Optional Features Prices are defined as the prices for optional features selected by Customer for a specific model of aircraft described in a purchase agreement.

2.1.3    Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to Models 717-200, 737-600, 737-700, 737-800, 737-900, 737-900ER, 777-200LR and 777-300ER).

2.1.4    Aircraft Basic Price is defined as the sum of the Airframe Price, Optional Features Prices, and the Engine Price, if applicable.

AGTA-ASA    - #PageNum# -
BOEING PROPRIETARY

2.1.5    Escalation Adjustment is defined as the price adjustment to the Airframe Price (which includes the basic engine price for Models 717-200, 737-600, 737-700 737-800, 737-900, 737-900ER, 777-200LR and 777-300ER) and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement.

2.1.6    Advance Payment Base Price is defined as the estimated price of an aircraft rounded to the nearest thousand U. S. dollars, as of the date of signing a purchase agreement, for the scheduled month of delivery of such aircraft using commercial forecasts of the Escalation Adjustment.

2.1.7    Aircraft Price is defined as the total amount Customer is to pay for an aircraft at the time of delivery, which is the sum of the Aircraft Basic Price, the Escalation Adjustment, and other price adjustments made pursuant to the purchase agreement.

2.2    Taxes.

2.2.1 Taxes. Taxes are defined as all taxes, fees, charges, or duties and any interest, penalties, fines, or other additions to tax, including, but not limited to sales, use, value added, gross receipts, stamp, excise, transfer, and similar taxes imposed by any domestic or foreign taxing authority arising out of or in connection with the performance of the applicable purchase agreement or the sale, delivery, transfer, or storage of any aircraft, BFE, or other things furnished under the applicable purchase agreement. Except for U.S. federal or California State income taxes imposed on Boeing or Boeing’s assignee, and Washington State business and occupation taxes imposed on Boeing or Boeing’s assignee, Customer will be responsible for and pay all Taxes. Customer is responsible for filing all tax returns, reports, declarations and payment of any taxes related to or imposed on BFE.

2.2.2    Reimbursement of Boeing. Customer will promptly reimburse Boeing on demand, net of additional taxes thereon, for any Taxes that are imposed on and paid by Boeing or that Boeing is responsible for collecting.

AGTA-ASA    - #PageNum# -
BOEING PROPRIETARY

Attachment A to
6-1162-MSA-591 Page 3

SAMPLE
Insurance Certificate

(737-900)                US$500,000,000
(737-900ER)                US$500,000,000
(757-200)                US$525,000,000
(757-300)                US$550,000,000
(767-200)                US$550,000,000
(767-300)                US$700,000,000
(767-400ERX)             US$750,000,000
(7E7)                    US$700,000,000
(777-200LR)                US$800,000,000
(MD-11)                US$800,000,000
(777-200/300)                US$800,000,000
(777-300ER)                US$800,000,000
(747-400)                US$900,000,000

(In regard to all other models and/or derivatives, to be specified by Boeing).

(In regard to Personal Injury coverage, limits are US$25,000,000 any one offense/aggregate.)

DEDUCTIBLES / SELF-INSURANCE

Any deductible and/or self-insurance amount (other than standard market deductibles) are to be disclosed to Boeing.

SPECIAL PROVISIONS APPLICABLE TO BOEING:

It is certified that Insurers are aware of the terms and conditions of AGTA-ASA and the following purchase agreements:

PA ______ dated _______
PA ______ dated _______
PA ______ dated _______

Each Aircraft manufactured by Boeing which is delivered to the Insured pursuant to the applicable purchase agreement during the period of effectivity of the policies represented by this Certificate will be covered to the extent specified herein.

AGTA-ASA    App. I
AGTA_Terms_Revisions     3
BOEING PROPRIETARY

PURCHASE AGREEMENT NUMBER 2497

between

THE BOEING COMPANY

and

Alaska Airlines, Inc.

Relating to Boeing Model 737-890 and 737-990ER Aircraft

P.A. No. 2497
BOEING PROPRIETARY

TABLE OF CONTENTS

SA
ARTICLES        NUMBER

1.    Quantity, Model and Description    23

2.    Delivery Schedule

3.    Price

4.    Payment

5.    Miscellaneous

TABLE

1.    Aircraft Information Table    23

EXHIBIT

A.    Aircraft Configuration    6

A1.    Aircraft Configuration    20

B.    Aircraft Delivery Requirements and Responsibilities    23

SUPPLEMENTAL EXHIBITS

AE1.    Escalation Adjustment/Airframe and Optional Features     23

BFE1.    BFE Variables    23

CS1.    Customer Support Variables: 737-890 Aircraft    23

CS2.    Customer Support Variables: 737-990ER Aircraft    23

EE1.    Engine Escalation/Engine Warranty and Patent Indemnity    23

SLP1.    Service Life Policy Components

P.A. No. 2497    i    SA-23

BOEING PROPRIETARY

SA
LETTER AGREEMENT    NUMBER

2497-1R17    Option Aircraft        23
Attachment 1        23

2497-2R1    Aircraft Model Substitution        23

2497-3R1    Seller Purchased Equipment        23

2497-4R1    Demonstration Flight Waiver        23

2497-5R1    Customer Software        23

2497-6R6    Promotion Support        16

6-1162-SCR-027    Promotion Support - extension of termination date        19

6-1162-SCR-106    737-990ER Model Open Configuration Matters        23

P.A. No. 2497    ii    SA-23

BOEING PROPRIETARY

SA
RESTRICTED LETTER AGREEMENT    NUMBER

6-1162-MSA-588    Aircraft Performance Guarantees -
Model 737-800

6-1162-MSA-589    [***]

6-1162-MSA-592R1    Special Purchase Agreement Provisions        23

6-1162-MSA-597R19     Special Matters        23
(Attachments 1A, 1B, and 2)        17

6-1162-MSA-691R5    Process for Fixing Escalation Factor        23

6-1162-IRS-118    “Special Matters” - Economic Impact        18
(deleted in SA-19 and replaced with 6-1162-SCR-025)

6-1162-SCR-025R2     “Special Matters” – Economic Impact Aircraft
Rescheduled delivery dates        22

6-1162-SCR-028    Notice of Exercise by Boeing of its Right to
Reschedule Economic Impact Aircraft        19

6-1162-SCR-112     Aircraft Performance Guarantees         23
Model 737-900ER

6-1162-SCR-111    [***]

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497    iii    SA-23

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS        DATED AS OF:

Supplemental Agreement No. 1    December 20, 2005
Supplemental Agreement No. 2    January 31, 2006
Supplemental Agreement No. 3    February 28, 2006
Supplemental Agreement No. 4    March 31, 2006
Supplemental Agreement No. 5    May 31, 2006
Supplemental Agreement No. 6    June 30, 2006
Supplemental Agreement No. 7    July 31, 2006
Supplemental Agreement No. 8    October 31, 2006
Supplemental Agreement No. 9    November 30, 2006
Supplemental Agreement No. 10    December 20, 2006
Supplemental Agreement No. 11    January 31, 2007
Supplemental Agreement No. 12    April 26, 2007
Supplemental Agreement No. 13    July 31, 2007
Supplemental Agreement No. 14    September 24, 2007
Supplemental Agreement No. 15    October 31, 2007
Supplemental Agreement No. 16    January 5, 2009
Supplemental Agreement No. 17    February 11, 2009
Supplemental Agreement No. 18    April 22, 2009
Supplemental Agreement No. 19    December 9, 2009
Supplemental Agreement No. 20    March 15, 2010
Supplemental Agreement No. 21    June 18, 2010
Supplemental Agreement No. 22    June 30, 2010
Supplemental Agreement No. 23    ________, 2011

P.A. No. 2497    iv    SA-23

BOEING PROPRIETARY

Purchase Agreement No. 2497

between

The Boeing Company

and

Alaska Airlines, Inc.

______________________________

This Purchase Agreement No. 2497 dated as of June 15, 2005 between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to the purchase and sale of Model 737-890 and 737-990ER aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of June 15, 2005 between the parties, identified as AGTA-ASA (AGTA).

Article 1.    Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as either Model 737-890 or Model 737-990ER aircraft (the Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

Article 2.    Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3.    Price.

3.1    Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 in subject to escalation dollars.

3.2    Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

Article 4.    Payment.

4.1    Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2    The standard advance payment schedule for the Aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of 1%, less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

P.A. No. 2497    #PageNum#        SA-23

BOEING PROPRIETARY

4.3    For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4    Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5.    Additional Terms.

5.1    Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2    Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3    Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains vendor selection dates and other variables applicable to the Aircraft.

5.4    Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer's fleet of 737-890 aircraft are described in Supplemental Exhibit CS1. As Customer has taken delivery of 737-800 type aircraft, the level of support to be provided under Supplemental Exhibit CS1 (the Entitlements) is as applicable for an operator already operating such aircraft. For Customer’s 737-990ER aircraft, a Supplemental Exhibit CS2 has been added pursuant to Supplemental Agreement No. 23.

P.A. No. 2497    #PageNum#        SA-23

BOEING PROPRIETARY

Table 1 to Purchase Agreement 2497
737-800
Aircraft Delivery, Description, Price and Advance Payments

[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to the omitted portions.

ASA - PA 2497                Page 12
APR 53521    Boeing Proprietary    SA 23

Table 1 to Purchase Agreement 2497
737-800
Aircraft Delivery, Description, Price and Advance Payments

[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to the omitted portions.

ASA-PA 2497                Page 13
APR 53522    Boeing Proprietary    SA 23

Table 1 to Purchase Agreement 2497
737-900ER
Aircraft Delivery, Description, Price and Advance Payments

[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-02497 55600-1F.TXT                Page 15
Boeing Proprietary    SA 23

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

Alaska Airlines, Inc.

Exhibit B to Purchase Agreement Number 2497

P.A. No. 2497    B    SA-23
BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 2497

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737-890 and 737-990ER AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.    GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1    Airworthiness and Registration Documents.

Not later than 6 months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than 3 months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2    Certificate of Sanitary Construction.

1.2.1    U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

1.2.2    Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least 3 months prior to delivery. Boeing will then use its reasonable best efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

1.3    Customs Documentation.

1.3.1    Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than 3 months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2    General Declaration ‑ U.S. If the Aircraft is intended to be exported from

P.A. No. 2497    B-#PageNum#    SA-23
BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 2497

the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than 20 days prior to delivery all information required by U.S. Customs or U.S. Immigration and Naturalization Service, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than 20 days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3    Export Declaration ‑ U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Form 7525V and, immediately prior to the ferry flight, will submit such Form to U.S. Customs in Seattle in order to obtain clearance for the departure of the Aircraft, including any cargo, from the United States. U.S. Customs will deliver the Export Declaration to the U.S. Department of Commerce after export.

2.    Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than 30 days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

P.A. No. 2497    B-#PageNum#    SA-23
BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 2497

3.    NOTICE OF FLYAWAY CONFIGURATION.

Not later than 20 days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

(i)    the name of the company which is to furnish fuel for the ferry flight and any scheduled post‑delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)    the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)    any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

(iv)    a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)    a complete ferry flight itinerary.

4.    DELIVERY ACTIONS BY BOEING.

4.1    Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2    Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3    Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

P.A. No. 2497    B-#PageNum#    SA-23
BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 2497

4.4    Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
737	1,000

4.5    Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, beverages, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6    Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre‑position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050‑2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's sales subsidiary to Customer.

4.7    Delegation of Authority. Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.    DELIVERY ACTIONS BY CUSTOMER.

5.1    Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2.    Aircraft Flight Log.     At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3    Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

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BOEING PROPRIETARY

1.    Alternate Escalation Formula

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) ‑ P

Where:

Pa = [***]

L =         [***]

M =        [***]
P =        [***]

[***]

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics Consumer Price Index (BLS Series ID

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

Alaska Airlines, Inc.

Supplemental Exhibit BFE1 to Purchase Agreement Number 2497

P.A. No. 2497    BFE1    SA-23
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.    Supplier Selection.

Customer will:

1.1    For 737-800 Aircraft, select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System                [***]

Galley Inserts                [***]

Seats (passenger)            [***]

Overhead & Audio System        [***]

In-Seat Video System         [***]

Miscellaneous Emergency        [***]
Equipment

Cargo Handling            [***]
Systems

1.2    For 737-900ER Aircraft, select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System                [***]

Galley Inserts                [***]

Seats (passenger)            [***]

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Overhead & Audio System        [***]

In-Seat Video System            [***]

Miscellaneous Emergency        [***]
Equipment

P.A. No. 2497    BFE1-#PageNum#    SA-23
BOEING PROPRIETARY

Cargo Handling Systems        [***]

2.     On-dock Dates
On or before September 2011, Boeing will provide to Customer the BFE Requirements electronically in My Boeing Fleet (MBF), through My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:
For planning purposes, a preliminary BFE on-dock schedule is set forth below:

[***]

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497    BFE1-#PageNum#    SA-23
BOEING PROPRIETARY

[***]

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497    BFE1-#PageNum#    SA-23
BOEING PROPRIETARY

[***]

3.    Additional Delivery Requirements - Import.
Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497    BFE1-#PageNum#    SA-23
BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

Alaska Airlines, Inc.

Supplemental Exhibit CS1 to Purchase Agreement Number 2497

P.A. No. 2497    CS1    SA 23

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-890 AIRCRAFT

This Supplemental Exhibit CS1 contains the Customer Support Variables applicable to the 737-890 Aircraft and incorporates all terms and conditions contained in the Customer Support Document as Exhibit C to the Purchase Agreement.

Customer currently operates an aircraft of the same model as the 737-890 Aircraft. Upon Customer’s request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the 737-890 Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below.

1.    Maintenance Training.

1.1    Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; 1 class of 15 students;

1.2    Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, text and graphics will be provided for use in Customer's own training program.

2.    Flight Training.

Boeing will provide, if required, one classroom course to acquaint up to 15 students with operational, systems and performance differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

Any training materials used in Flight Training, if required, will be provided for use in Customer's own training program.

3.    Planning Assistance.

3.1    Maintenance and Ground Operations.

Upon request, Boeing will provide planning assistance regarding Minor Model Differences requirements for facilities, tools and equipment.

3.2    Spares.

Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

4.    Technical Data and Documents.

P.A. No. 2497    CS1-1    SA 23

BOEING PROPRIETARY

Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.

P.A. No. 2497    CS1-2    SA 23

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

Alaska Airlines, Inc.

Supplemental Exhibit CS2 to Purchase Agreement Number 2497

P.A. No. 2497    CS2    SA-23

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-990ER AIRCRAFT

This Supplemental Exhibit CS2 contains the Customer Support Variables applicable to the 737-990ER Aircraft and incorporates all terms and conditions contained in the Customer Support Document as Exhibit C to the Purchase Agreement.

Customer currently operates 737-990 aircraft that is the predecessor to the 737-990ER aircraft (Aircraft). Upon Customer’s request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below.

1.    Maintenance Training.

1.1    Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; 1 class of 15 students;

1.2    Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, text and graphics will be provided for use in Customer's own training program.

2.    Flight Training.

Boeing will provide, if required, one classroom course to acquaint up to 15 students with operational, systems and performance differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

Any training materials used in Flight Training, if required, will be provided for use in Customer's own training program.

3.    Planning Assistance.

3.1    Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1    Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customers maintenance program resulting from minor model differences between the Aircraft and the 737-990 aircraft currently operated by the Customer.

3.1.2    ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customer’s ETOPS maintenance program resulting from minor model differences between the Aircraft and the 737-990 aircraft.

3.1.3    GSE/Shops/Tooling Consulting. Upon request, Boeing will provide assistance to Customer in identifying the impact to Customer’s maintenance tools and ground support

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BOEING PROPRIETARY

equipment resulting from the minor model differences between the Aircraft and the 737-990 aircraft currently operated by Customer.

3.2    Spares.

Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

4.    Technical Data and Documents.

Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.

P.A. No. 2497    CS2-#PageNum#    SA-23

BOEING PROPRIETARY

ENGINE ESCALATION,
ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

Alaska Airlines, Inc.

Supplemental Exhibit EE1 to Purchase Agreement Number 2497

P.A. No. 2497    EE1    SA-23

BOEING PROPRIETARY

ENGINE ESCALATION,
ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 737 AIRCRAFT

1.    ENGINE ESCALATION. No separate engine escalation methodology is defined for the 737-600, -700, -800, -900, or -900ER Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2.    ENGINE WARRANTY AND PRODUCT SUPPORT PLAN. Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM's warranty as set forth below (herein referred to as the "Warranty"); subject, however, to Customer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of CFM's Warranty as hereinafter set forth, and such Warranty shall apply to all CFM56‑7 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of Paragraphs 2.1 through 2.10 below and Paragraphs 2.1 through 2.10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for Boeing's extension of the CFM Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56‑7 type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56‑7 type Engines except as otherwise expressly assumed by CFM in such CFM Warranty or General Terms Agreement between Customer and CFM and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

2.1.    Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56‑7 type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

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2.2.    Patents.

2.2.1    CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Customer. This paragraph shall not apply to any product or any part manufactured to Customer's design or to the aircraft manufacturer's design. As to such product or part, CFM assumes no liability for patent infringement.

2.2.2    CFM's liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM's expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and noninfringing product or part; or (iii) modify the same so it becomes satisfactory and noninfringing. The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.

2.2.3    The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM56‑7 powered Aircraft.

2.3.    Initial Warranty. CFM warrants that CFM56‑7 Engine products will conform to CFM's applicable specifications and will be free from defects in material and workmanship prior to Customer's initial use of such products.

2.4.    Warranty Pass-On.

2.4.1    If requested by Customer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

2.4.2    Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer.

2.4.3    In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein shall apply to the Engines, Modules, and Parts.

2.5.    New Engine Warranty.

2.5.1.    CFM warrants each new Engine and Module against Failure for the initial 3000 Flight Hours as follows:

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(i)    Parts Credit Allowance will be granted for any Failed Parts.

(ii)    Labor Allowance for disassembly, reassembly, test and Parts repair of any new Engine Part will be granted for replacement of Failed Parts.

(iii)    Such Parts Credit Allowance, test and Labor Allowance will be: 100% from new to 2500 Flight Hours and decreasing pro rata from 100% at 2500 Flight Hours to zero percent at 3000 Flight Hours.

2.5.2    As an alternative to the above allowances, CFM shall, upon request of Customer:

(i)    Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFM at no charge to Customer for the first 2500 Flight Hours and at a charge to Customer increasing pro rata from zero percent of CFM's repair cost at 2500 Flight Hours to 100% of such CFM repair costs at 3000 Flight Hours.

(ii)    Transportation to and from the designated facility shall be at Customer's expense.

2.6.    New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

2.6.1.    During the first 1000 Flight Hours for such Parts and Expendable Parts, CFM will grant 100% Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.

2.6.2.    CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from 100% at 1000 Flight Hours Part Time to zero percent at the applicable hours designated in Table 1.

2.7.    Ultimate Life Warranty.

2.7.1.    CFM warrants Ultimate Life limits on the following Parts:

(i)    Fan and Compressor Disks/Drums
(ii)    Fan and Compressor Shafts
(iii)    Compressor Discharge Pressure Seal (CDP)
(iv)    Turbine Disks
(v)    HPT Forward and Stub Shaft
(vi)    LPT Driving Cone
(vii)    LPT Shaft and Stub Shaft

2.7.2.    CFM will grant a pro rata Parts Credit Allowance decreasing from 100% when new to zero percent at 25,000 Flight Hours or 15,000 Flight Cycles, whichever comes earlier. Credit will be granted only when such Parts are permanently removed from service by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than 25,000 Flight Hours or 15,000 Flight Cycles.

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2.8.    Campaign Change Warranty.

2.8.1.    A campaign change will be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. CFM will grant following Parts Credit Allowances:

Engines and Modules

(i)    100% for Parts in inventory or removed from service when new or with 2500 Flight Hours or less total Part Time.

(ii)    50% for Parts in inventory or removed from service with over 2500 Flight Hours since new, regardless of warranty status.

2.8.2.    Labor Allowance - CFM will grant 100% Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM supplied Engines, Modules, or Parts therefor when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

2.8.3.    Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or DGAC Airworthiness Directive, are excluded from Campaign Change Warranty.

2.9.    Limitations.     THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFOR, AND IN NO EVENT SHALL CFM'S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER'S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

2.10.    Indemnity and Contribution.

2.10.1.    IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 2.9. ABOVE, CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE

P.A. No. 2497    EE1-#PageNum#    SA-23

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OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.

2.10.2.    CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS' FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM. CUSTOMER'S OBLIGATION TO INDEMNIFY CFM HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT CUSTOMER'S LIABILITY IS OTHERWISE LIMITED.

P.A. No. 2497    EE1-#PageNum#    SA-23

BOEING PROPRIETARY

TABLE 1
737X
CFM56 WARRANTY PARTS LIST
FLIGHT HOURS

Flight Hours
	2000	3000	4000	6000	8000	12000
Fan Rotor/Booster
Blades		X
Disk, Drum						X
Spinner		X
Fan Frame
Casing					X
Hub & Struts			X
Fairings			X
Splitter (Mid Ring)			X
Vanes		X
Engine Mount			X
No. 1 & No. 2 Bearing Support
Bearings			X
Shaft						X
Support (Case)			X
Inlet Gearbox & No. 3 Bearing
Bearings			X
Gear			X
Case			X
Compressor Rotor
Blades		X
Disk & Drums						X
Shaft						X
Compressor Stator
Casing					X
Shrouds		X
Vanes		X
Variable Stator Actuating Rings		X
Combustor Diffuser Nozzle (CDN)
Casings		X
Combustor Liners		X
Fuel Atomizer		X
HPT Nozzle		X
HPT Nozzle Support			X
HPT Shroud		X

P.A. No. 2497    EE-#PageNum#    SA-23
Boeing Proprietary

TABLE 1
737X
CFM56 WARRANTY PARTS LIST
(continued)

Flight Hours
	2000	3000	4000	6000	8000	12000
HPT Rotor
Blades			X
Disks						X
Shafts						X
Retaining Ring		X
LP Turbine
Casing				X
Vane Assemblies		X
Interstage Seals		X
Shrouds		X
Disks					X
Shaft						X
Bearings			X
Blades		X
Turbine Frame
Casing & Struts				X
Hub			X
Sump			X
Accessory & Transfer Gearboxes
Case			X
Shafts			X
Gears			X
Bearings			X
Air-Oil Seals		X
Controls & Accessories
Engine	X
Condition Monitoring Equipment	X

P.A. No. 2497    EE-#PageNum#    SA-23
Boeing Proprietary

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

2497-1R17

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject:    Option Aircraft

Reference:    Purchase Agreement 2497 (the Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-890 and 737-990ER aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 2497-1R16 dated June 18, 2010. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to manufacture and sell to Customer additional Model 737-890 aircraft as the Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in Attachment 1 and Attachment 2 to this Letter Agreement. The Airframe Price shown includes the Engine Price.

1.    Aircraft Description and Changes

1.1     Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachments.

1.2    Changes: The Detail Specification will be revised to include:

(i)     Changes applicable to the basic Model 737 aircraft that are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;
(ii)     Changes required to obtain required regulatory certificates;
(iii)     Changes mutually agreed upon; and
(iv)    In the case of the Boeing 737-990ER, Changes incorporated in the final configuration in accord with Letter Agreement 5-1162-SCR-106.

P.A. No. 2497, 2497-1R17    SA-23
Option Aircraft    Page #PageNum#
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

2.    Price

2.1    The pricing elements of the Option Aircraft are listed in the Attachments 1 and 2 attached hereto.

2.1.1    The fifteen (15) New Option Aircraft added to the Purchase Agreement by Supplemental Agreement No. 23 listed in Attachment 2 include escalation factors based on [***] and the resulting advance payment base price and advance payments listed are based on such escalation.
2.1.2    The remaining Option Aircraft listed in Attachment 1 include escalation factors based on [***] and the resulting advance payment base price and advance payments are based on such escalation.

2.2    Price Adjustments.

2.2.1    Optional Features. The price for Optional Features selected for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the definitive agreement for the Option Aircraft. The existing Optional Features amounts shown on Attachments 1 and 2 do not include changes to the Exhibit A incorporated in Supplemental Agreement No. 20 nor do the amounts include Boeing Sky Interior (BSI).

2.2.2    Escalation Adjustments. The Airframe Price and the price of Optional Features for Option Aircraft will be escalated using 1) Boeing’s standard escalation provisions (ECI-W formula) or alternate escalation provisions (ECI-MFG/CPI formula) to be selected by Customer at the date of execution of the definitive agreement for the Option Aircraft, or 2) a mutually agreed different Boeing then current escalation provision should such exist at the date of execution of the definitive agreement for the Option Aircraft. Attachments 1and 2 are shown with the alternate escalation provisions (ECI-MFG/CPI formula). [***]

2.2.3    Base Price Adjustments. [***]

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.    Payment.

3.1    Customer will pay a deposit to Boeing in the amount specified in an Attachment for each Option Aircraft (Deposit), on the date of this Letter Agreement when the particular Option Aircraft was not previously included in an Attachment to an earlier version of this letter and previously paid. If Customer exercises an option the Deposit will be credited against the first advance payment due. If Customer does not exercise an option Boeing will retain the Deposit for that Option Aircraft.

3.2    Following option exercise, advance payments in the amounts and at the times listed in an Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid as advance payments and at the time of delivery as provided in the Purchase

P.A. No. 2497, 2497-1R17    SA-23
Option Aircraft    Page #PageNum#
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

Agreement.

4.    Option Exercise.

4.1    Customer may exercise an option by giving written notice to Boeing prior to the delivery dates listed in Attachments 1 and 2 (Option Exercise Date) as described in paragraphs 4.3 and 4.4 below.

4.2    If Boeing must make production decisions which are dependent on Customer's exercising an option earlier than the Option Exercise Date, Boeing may accelerate the Option Exercise Date subject to Customer's agreement. If Boeing and Customer fail to agree to a revised Option Exercise Date, either party may terminate the option and Boeing will refund to Customer, without interest, any Deposit and advance payments received by Boeing with respect to the terminated Option Aircraft.

4.3    For Option Aircraft listed on Attachment 1, Customer may (i) exercise its Option, or (ii) exercise its Option and convert an Option Aircraft by providing written notice of its intention to purchase the Option Aircraft, and if applicable, state that it intends to purchase a [***] Substitute Aircraft in substitution for an Option Aircraft:

(a)     no later than the first day of the month that is [***] prior to the scheduled month of delivery of the Option Aircraft set forth in Attachment 1; and

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)     any substitution into a Boeing Model [***] aircraft with auxiliary tanks may result in a two (2) month slide to delivery unless the notice of intention to substitute indicates that the [***] Aircraft will require auxiliary tanks and such notice is given no later than the first day of the month that is [***] prior to the scheduled option month set forth in Attachment 1 as the month of delivery for the Aircraft; and

(c)      any substitution into a Boeing Model [***] aircraft may not later be substituted to any other Boeing Model.

4.4    For the 15 New Option Aircraft added by Supplemental Agreement No. 23 that are reflected in Attachment 2, Customer may (i) exercise its Option, or (ii) exercise its Option and convert an Option Aircraft by providing written notice of its intention to purchase a [***] (Substitute Aircraft) in substitution for an Option Aircraft;

(a) no later than the first day of the month that is [***] prior to the scheduled month of delivery of the Option Aircraft set forth in Attachment 2.
(b)     any substitution into a Boeing Model [***] aircraft may not later be substituted to any other Boeing Model.

5.    Contract Terms.

P.A. No. 2497, 2497-1R17    SA-23
Option Aircraft    Page #PageNum#
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon. In the event the parties have not entered into a definitive agreement within 30 days following option exercise, other than as a result of Boeing’s failure to timely provide an agreement to Customer for review and execution, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. If Customer and Boeing fail to enter into a definitive agreement containing terms consistent with Purchase Agreement No. 2497 that was delivered to Customer within 20 days following Option exercise due to Customer’s failure or refusal, Boeing will retain the Deposit for that Option Aircraft.

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497, 2497-1R17    SA-23
Option Aircraft    Page #PageNum#
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

Sincerely,

THE BOEING COMPANY

By   /s/ Stuart C. Ross

Its           Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date: January 24, 2011

Alaska Airlines, Inc.

By /s/ Brandon S. Pedersen

Its Vice President, Finance
 Chief Financial Officer

Attachments 1 and 2

P.A. No. 2497, 2497-1R17    SA-23
Option Aircraft    Page #PageNum#
BOEING PROPRIETARY

Attachment 1 to Option Aircraft Letter Agreement 2497-1R17
737-800 Options
Aircraft Delivery, Description, Price and Advance Payments (1)

[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to the omitted portions.

ASA P.A. 2497                                            SA-23
51058 and 55875                                            Page #PageNum#
Boeing Proprietary

Attachment 1 to Option Aircraft Letter Agreement 2497-1R17
737-800 Options
Aircraft Delivery, Description, Price and Advance Payments (1)

[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to the omitted portions.

ASA P.A. 2497                                            SA-23
51058 and 55875                                            Page #PageNum#
Boeing Proprietary

Attachment 2 to Option Aircraft Letter Agreement 2497-1R17
737-800 Options
Aircraft Delivery, Description, Price and Advance Payments (1)

[***]

Delivery Date	Number of Aircraft	[***]	[***]	[***]	[***]
					[***]	[***]	[***]	[***]
[***]-2016	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]-2017	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	15	[***]

[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to the omitted portions.

ASA P.A. 2497                                            SA-23
51058 and 55875                                            Page #PageNum#
Boeing Proprietary

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

2497-2R1

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject:    Aircraft Model Substitution

Reference:    Purchase Agreement No. 2497 (the Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-890 and [***] aircraft, collectively (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model [***] aircraft (Substitute Aircraft) in place of any of the Aircraft, subject to the following terms and conditions:

1.    Customer’s Written Notice.

Customer will provide written notice of its intention to substitute the purchase of a Substitute Aircraft in substitution for a 737-800 Aircraft:

(a)     no later than the first day of the month that is (i) [***] prior to the scheduled month of delivery for the Option Aircraft as reflected on Attachment 1 of Letter Agreement 2497-1R17, or (ii) [***] prior to the scheduled month of delivery as reflected on Attachment 2 of Letter Agreement 2497-1R17, provide written notice to Boeing of its election to exercise its Option and substitute a Substitute Aircraft for the exercised Option Aircraft; and

(b)     in the case of exercise of an Option Aircraft as reflected on Attachment 1 of Letter Agreement 2497-1R17 only, any substitution into a Boeing Model [***] aircraft with auxiliary tanks may result in a two (2) month slide to delivery unless the notice of intention to substitute indicates that the [***] Aircraft will require auxiliary tanks and such notice is given no later than the first day of the month that is [***] prior to the schedule month of delivery for the Aircraft; and

(c)     any substitution into a Boeing Model [***] may not later be substituted to any other Boeing Model.

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.    Boeing’s Production Capability.

Customer’s substitution right is conditioned upon Boeing’s having production capability and the availability for the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted.

P.A. No. 2497        SA - 23
Aircraft Model Substitution
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

If offerable, Boeing will tentatively quote delivery positions for the Substitute Aircraft to allow Customer to secure quotes from Buyer Furnished Equipment vendors, and Boeing to secure quotes from Seller Furnished Equipment vendors which supports the required on-dock dates. If Boeing is unable to manufacture the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty (30) days of such offer.

3.    Definitive Agreement.

Customer’s substitution right and Boeing’s obligation in this Letter Agreement are further conditioned upon Customer’s and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft within thirty (30) days of (i) Customer’s substitution notice to Boeing or, (ii) if required pursuant to paragraph 2, Customer’s acceptance of an alternate delivery month in accordance with paragraph 2 above. Upon definitive agreement, such Substitute Aircraft shall be incorporated into the Agreement as Aircraft.

4.    Price, Escalation Adjustments and Advance Payments.

[***] The Airframe Price and the price of Optional Features for Substitute Aircraft will be escalated using 1) Boeing’s standard escalation provisions (ECI-W formula) or alternate escalation provisions (ECI-MFG/CPI formula) to be selected by Customer at the date of execution of the definitive agreement for the Substitution Aircraft, or 2) a different Boeing then current escalation provisions should such exist at the date of execution of the definitive agreement for the Substitution Aircraft. The representative escalation indices and methodology will be used to estimate the Advance Payment Base Prices for Substitution Aircraft.

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

If the Advance Payment Base Price for any Substitute Aircraft is higher than that of the Aircraft, Customer will pay to Boeing the amount of the difference as of the date of execution of the definitive agreement for the Substitute Aircraft. If the Advance Payment Base Price of the Substitute Aircraft is lower than that of the Aircraft, Boeing will retain any excess amounts previously paid by Customer until the next payment is due from Customer, at which point Customer may reduce the amount of such payment by the amount of the excess. In no case will Boeing refund or pay interest on any excess amounts created by virtue of Customer’s exercise of the rights of substitution described in this agreement.

5.    Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 2497        SA - 23
Aircraft Model Substitution
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

Sincerely,

THE BOEING COMPANY

By     /s/ Stuart C. Ross

Its         Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date: January 24, 2011

Alaska Airlines, Inc.

By  /s/ Brandon S. Pedersen

Its     Vice President, Finance
    Chief Financial Officer

P.A. No. 2497        SA - 23
Aircraft Model Substitution
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

2497-4R1

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject:    Demonstration Flight Waiver

Reference:    Purchase Agreement No. 2497 (the Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-890 aircraft and 737-990ER (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Correction Costs: Customer's direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the warranty labor rate in effect between the parties at the time such labor is expended.

Flight Discrepancy: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, Boeing agrees to provide Customer an amount of jet fuel at delivery that, including the standard fuel entitlement, totals the following amount of fuel:

Aircraft Model	Total Fuel Entitlement (U.S. Gallons)
737	Full tanks (approx. 5,300 to 6,800, depending on model)

Further, Boeing agrees to reimburse Customer for any Correction Costs incurred as a result of the discovery of a Flight Discrepancy during the first flight of the aircraft by Customer following delivery to the extent such Correction Costs are not covered under a warranty provided by Boeing, the engine manufacturer or any of Boeing’s suppliers.

Should a Flight Discrepancy be detected by Customer which requires the return of the Aircraft to Boeing's facilities at Seattle, Washington, so that Boeing may correct such Flight Discrepancy, Boeing and Customer agree that title to and risk of loss of such Aircraft will remain with Customer. In addition, it is agreed that Boeing will have responsibility for the Aircraft while it is on the ground at Boeing's facilities in Seattle, Washington, as is chargeable by law to a bailee for mutual benefit, but Boeing shall not be chargeable for loss of use.

To be reimbursed for Correction Costs, Customer shall submit a written itemized statement describing any

P.A. No. 2497        SA 23
Demonstration Flight Waiver
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

flight discrepancies and indicating the Correction Cost incurred by Customer for each discrepancy. This request must be submitted to Boeing’s Contracts Regional Director at Renton, Washington, within ninety (90) days after the first flight by Customer.

Sincerely,

THE BOEING COMPANY

By     /s/ Stuart C. Ross

Its         Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date: January 24, 2011

Alaska Airlines, Inc.

By  /s/ Brandon S. Pedersen

Its     Vice President, Finance
    Chief Financial Officer

P.A. No. 2497        SA 23
Demonstration Flight Waiver
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

2497-3R1

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject:    Seller Purchased Equipment

Reference:    Purchase Agreement No. 2497 (the Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737890 and 737-990ER aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Definition of Terms:

Seller Purchased Equipment (SPE): Buyer Furnished Equipment (BFE) that Boeing purchases for Customer.

Developmental Buyer Furnished Equipment (DBFE): BFE not previously certified for installation on the same model aircraft.

Developmental Seller Purchased Equipment (DSPE): DBFE which is converted to SPE. This Letter Agreement does not include developmental avionics. Developmental avionics are avionics that have not been previously certified for installation on the same model aircraft.

P.A. No. 2497        SA 23
Seller Purchased Equipment
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

1.    Price.

Advance Payments. An estimated SPE price is included in the Advance Payment Base Prices shown in Table 1 for the purpose of establishing the advance payments for the Aircraft.

Aircraft Price. The Aircraft Price will be adjusted to reflect the actual costs charged to Boeing by the SPE suppliers and transportation charges.

2.    Responsibilities.

2.1    Customer is responsible for:

(i)    selecting and notifying Boeing of the supplier for all items identified in paragraph 1.1 of Supplemental Exhibit BFE1 of the Purchase Agreement,

(ii)    selecting a FAA certifiable part; and

(iii)    providing to Boeing the SPE part specification/Customer requirements.

2.2.    Boeing is responsible for:

(i)    placing and managing the purchase order with the supplier;

(ii)    coordinating with the suppliers on technical issues;

(iii)    ensuring that the delivered SPE complies with the part specification;

(iv)    obtaining certification of the Aircraft with the SPE installed; and

(v)    obtaining for Customer the supplier's standard warranty for the SPE. SPE is deemed to be BFE for purposes of Part 2 and Part 4 of Exhibit C, the Product Assurance Document.

3.    Changes.

After this Letter Agreement is signed, changes to SPE may only be made by and between Boeing and the suppliers. Customer's contacts with SPE suppliers relating to design (including selection of materials and colors), weights, prices or schedules are for informational purposes only. If Customer wants any changes made, requests must be made directly to Boeing for coordination with the supplier.

4.    Proprietary Rights.

Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

5.    Remedies.

P.A. No. 2497        SA 23
Seller Purchased Equipment
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

If Customer does not comply with the obligations above, Boeing may:

(i)    delay delivery of the Aircraft;

(ii)    deliver the Aircraft without installing the SPE;

(iii)    with Customer’s prior written consent, substitute a comparable part and invoice Customer for the cost;

(iv)    increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance.

6.    Customer's Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE.

Sincerely,

THE BOEING COMPANY

By     /s/ Stuart C. Ross

Its         Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date: January 24, 2011

Alaska Airlines, Inc.

By  /s/ Brandon S. Pedersen

Its     Vice President, Finance
    Chief Financial Officer

P.A. No. 2497        SA 23
Seller Purchased Equipment
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

2497-5R1

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject:    Loading of Software Owned by or Licensed to Customer

Reference:    Purchase Agreement No. 2497 (the Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-890 and 737-990ER aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Prior to delivery of an Aircraft to Customer, Customer may request Boeing to install software owned by or licensed to Customer (Software) in the following systems in the Aircraft: i) aircraft communications addressing and reporting system (ACARS), ii) digital flight data acquisition unit (DFDAU), iii) flight management system (FMS), iv) cabin management system (CMS), v) satellite communications system (SATCOM), vi) engine indication and crew alerting system (EICAS) and vii) airplane information management system (AIMS). The Software is not part of the configuration of the Aircraft certified by the FAA. If requested by Customer, Boeing will install the Software after the FAA has issued the standard airworthiness certificate or the export certificate of airworthiness, whichever is applicable, but before delivery of the Aircraft on the following conditions:
1.    Customer and Boeing agree that the Software is deemed to be BFE for the purposes of Articles 3.1.3, 3.2, 3.4, 3.5, 3.10, 9, 10 and 11 of Exhibit A, Buyer Furnished Equipment Provisions Document, to the AGTA and such articles apply to the installation of the Software.

2.    Customer and Boeing further agree that the installation of the Software is deemed to be a service under Exhibit B, Customer Support Document, to the AGTA. Boeing makes no warranty as to the performance of such installation and Article 11 of Part 2 of Exhibit C of the AGTA, Disclaimer and Release; Exclusion of Liabilities and Article 8.2, Insurance, of the AGTA apply to the installation of the Software.

P.A. No. 2497        SA 23
Customer Software
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

Sincerely,

THE BOEING COMPANY

By     /s/ Stuart C. Ross

Its         Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date: January 24, 2011

Alaska Airlines, Inc.

By  /s/ Brandon S. Pedersen

Its     Vice President, Finance
    Chief Financial Officer

P.A. No. 2497        SA 23
Customer Software
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

6-1162-MSA-592R1

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject:    Special Purchase Agreement Provisions

Reference:    Purchase Agreement No. 2497 (the Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-800 and 737-900ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

This Letter Agreement modifies certain terms and conditions of the Purchase Agreement with respect to the Aircraft.

1.    [***]

1.1 [***]

2.    Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497        SA 23
Special Purchase Agreement Provisions
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

Sincerely,

THE BOEING COMPANY

By     /s/ Stuart C. Ross

Its         Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date: January 24, 2011

Alaska Airlines, Inc.

By  /s/ Brandon S. Pedersen

Its     Vice President, Finance
    Chief Financial Officer

P.A. No. 2497        SA 23
Special Purchase Agreement Provisions
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

6-1162-MSA-597R19

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject:    Special Matters

Reference:    Purchase Agreement No. 2497 (the Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-890 (-890 Aircraft) and 737-990ER (-990 ER Aircraft), collectively the (Aircraft).

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MSA-597R18 dated March 15, 2010. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.    Basic Credit Memorandum.

Concurrent with the delivery of each Aircraft, Boeing will provide a credit memorandum equal to [***] of the escalated Airframe Price. Customer may apply such credit memorandum to the balance of the Purchase Price due at the time of delivery for such Aircraft, or in payment for Boeing goods and services, but not for advance payment on the Aircraft.

2.    Special Credit Memorandum.

Concurrent with the delivery of each Aircraft, Boeing will provide a credit memorandum equal to [***] of the escalated Airframe Price. Customer may apply such credit memorandum to the balance of the Purchase Price due at the time of delivery for such Aircraft, or in payment for Boeing goods and services, but not for advance payment on the Aircraft.

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.    [***] Credit Memorandum.

3.1    Concurrent with the delivery of each of the first [***] Aircraft, Boeing will provide a credit memorandum equal to [***] of the escalated Airframe Price. Customer may apply such credit memorandum to the balance of the Purchase Price due at the time of delivery for such Aircraft, or in payment for Boeing goods and services, but not for advance payment on the Aircraft. For subsequent Aircraft [***], this [***] Credit Memorandum shall increase to [***], to be applied as described above.

P.A. 2497, 6-1162-MSA-597R19                                    SA-23
Special Matters Letter                                             Page #PageNum#
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

3.2    Boeing provides this [***] Credit Memorandum, in addition to the other Credit Memoranda of this Letter Agreement, as a financial accommodation to Customer in consideration of Customer becoming the operator of the Aircraft.

3.3    [***]

4.    Market Development Credit Memorandum.

[***]

5.    [***] Escalation Factors.

5.1    Table 1, pages 9 through 15 to the Purchase Agreement identifies the delivery positions and the estimated escalation for the Aircraft. The parties agree that escalation factors shall be [***] ([***] Factor) for certain Aircraft ([***]Factor Aircraft). The [***] Factor will be used to determine the escalation adjustment component of the Aircraft Price for each [***] Factor Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary, including without limitation the provisions of Supplemental Exhibit AE1 to the Purchase Agreement. The applicable [***] Factor Aircraft with the corresponding [***] Factor are as listed in Attachments 1A, 1B, and 2 and are listed in Table 1, pages 10, 11 and 14. As of the date of this Letter Agreement, all Aircraft listed in Attachments 1A, 1B, and 2 have been delivered by Boeing to the Customer and such Attachments are included herein for historical and documentation administration purposes.

5.2    The Aircraft Price, Basic Credit Memorandum, Special Credit Memorandum and [***] Credit Memorandum for [***] Factor Aircraft entitled to [***] Factor escalation are as listed in Attachments 1A, 1B, and 2 and are subject to adjustment per Article 5.3 below. To confirm, [***] Factor is not applicable to Buyer Furnished Equipment and Seller Purchased Equipment.

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.3    In addition, the escalation adjustment for any other sum which is identified in the Purchase Agreement as subject to escalation and which pertains to [***] Factor Aircraft, including but not limited to changes as described in AGTA-ASA Article 3 and Article 4 shall be calculated using the applicable [***] Factor notwithstanding any other provisions of the Purchase Agreement to the contrary, including without limitation the provisions of Supplemental Exhibit AE1 to the Purchase Agreement.

5.4    The process for determining eligibility and adding Aircraft not listed in Attachments 1A, 1B, and 2 and Table 1, pages 10, 11, and 14 is specified in Letter Agreement 6-1162-MSA-691, titled [***].

6.    [***]

7.    [***]

8.    Increased Quantity Purchase.

P.A. 2497, 6-1162-MSA-597R19                                    SA-23
Special Matters Letter                                             Page #PageNum#
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

In addition to the Basic, Special and [***] Credit Memorandums described above in Articles 1, 2 and 3 above, should Customer purchase additional firm aircraft beyond the [***] firm 737-890 Aircraft and exercised Option Aircraft, a further credit memorandum shall be applicable only to the additional groups of aircraft purchased as follows:

8.1    [***]

8.2    [***]

8.3    [***]

9.    [***] Advance Payment Schedule.

9.1    [***], Customer [***] pay advance payments according to the following schedule, for Aircraft on order as of the date of signing the Purchase Agreement.

Due Date of Payment    Amount Due per Aircraft
(Percentage times     Advance Payment Base Price)

Definitive Purchase Agreement        [***]

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

24 months prior to the first        [***]
day of the scheduled delivery
month of the Aircraft

21 months prior to the first        [***]
day of the scheduled delivery
month of the Aircraft

18 months prior to the first        [***]
day of the scheduled delivery
month of the Aircraft

12 months prior to the first        [***]
day of the scheduled delivery
month of the Aircraft

9 months prior to the first        [***]
day of the scheduled delivery
month of the Aircraft

6 months prior to the first        [***]

P.A. 2497, 6-1162-MSA-597R19                                    SA-23
Special Matters Letter                                             Page #PageNum#
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

day of the scheduled delivery
month of the Aircraft
Total        [***]

9.2    [***]

10.    [***]

11.    [***]

12.    [***]

13.    Option Aircraft.

Further to Option Aircraft Letter Agreement 2497-1 of the Purchase Agreement, Boeing provides the following additional terms for 737-890 option aircraft (Option Aircraft):

13.1     [***]

13.2    [***]

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13.3    Applicable Credit Memorandums.

The Basic, Special and [***] Credit Memorandums described in Articles 1, 2 and 3, above, shall be applicable to the Option Aircraft. To confirm, should an Option Aircraft be exercised (whether or not for a Substitute Aircraft), which becomes an Aircraft delivery within the first [***] Aircraft, the [***] Credit Memorandum will be [***]. For Option Aircraft exercised as Aircraft with delivery after the [***] sequenced Aircraft delivery, the [***] Credit Memorandum will be [***].

13.4    [***]

14.    737 Next Generation Manuals in the SGML Format

In consideration of Customer electing to receive Task Cards for Customer’s fleet of Boeing Model 737-400 aircraft in the SGML format in lieu of the Print File format that Customer currently receives, Boeing will provide the Aircraft Maintenance Manual (AMM) and Fault Isolation/Fault Reporting Manual (FIM/FRM) for Customer’s fleet of Boeing Model 737-700, 737-800 and 737-900 aircraft (the 737 NG aircraft) in the SGML format at no-charge to Customer for the period [***]. Should Customer continue to receive the AMM and FIM/FRM for 737 NG aircraft in the SGML format beyond the date of [***], Customer shall upon such date pay Boeing its then-current fees for such on-going manuals service.

In recognition that Customer paid for the initial set-up and first-year revision service (November 2007 through November 2008) of the AMM and FIM/FRM for its 737 NG aircraft fleet, Boeing shall immediately upon execution of this Letter Agreement issue a credit in the fixed amount of [***] which Customer may apply towards the purchase of future Boeing goods and services.

15.     INTENTIONALLY LEFT BLANK

16.    [***]

P.A. 2497, 6-1162-MSA-597R19                                    SA-23
Special Matters Letter                                             Page #PageNum#
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

17.    INTENTIONALLY LEFT BLANK

18.    Assignment.

Unless otherwise described herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

19.    Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Sincerely,

THE BOEING COMPANY

By     /s/ Stuart C. Ross

Its         Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date: January 24, 2011

Alaska Airlines, Inc.

By  /s/ Brandon S. Pedersen

Its     Vice President, Finance
    Chief Financial Officer

Attachment

P.A. 2497, 6-1162-MSA-597R19                                    SA-23
Special Matters Letter                                             Page #PageNum#
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

6-1162-SCR-106

Alaska Airlines
19300 International Blvd. South
Seattle, Washington
98188

Subject:    Model 737-990ER Open Configuration Matters

Reference:    Purchase Agreement No. 2497 (the Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-990ER aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.    Aircraft Configuration.

1.1    Initial Configuration. The initial configuration of Customer's Model 737-900ER Aircraft has been defined by Boeing 737-900ER Configuration Specification D019A001, Rev N, dated January 29, 2010 and configured with the 737 Standard Selections Publication D924A110-2, including selections for the Boeing Sky Interior. Boeing and Customer agree to include this initial configuration and the related pricing of the Optional Features in this Supplemental Agreement number 23.

1.2    Final Configuration Schedule. The final configuration of the Customer’s Aircraft has not yet been defined. Customer and Boeing hereby agree to complete discussions of the configuration of the Aircraft no later than September 1, 2011 using the then current Model 737 Aircraft Description and Selections Document (Final Configuration), with Customer acceptance no later than November 1, 2011. Customer has requested a decision milestone chart from Boeing to assist Customer by providing the dates that Boeing needs decisions to be made by in order to complete the configuration in a timely manner to meet the delivery month of February 2013 for the first Aircraft. The milestone chart is attached hereto as Attachment A.

2.    Amendment of the Purchase Agreement. Within thirty (30) days following Final Configuration pursuant to Article 1.2, above, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

2.1    Changes applicable to the basic Model 737-990ER Aircraft between the date of signing of this Supplemental Agreement and date of Final Configuration pursuant to Article 1.2, above (Baseline Changes);

2.2    Incorporation into Exhibit A of the Purchase Agreement of those Customer Selections which have been agreed to by Customer and Boeing (Customer Configuration Changes);

2.3    Revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft

P.A. 2497, 6-1162-SCR-106    SA-23
737-900ER Open Configuration Matters    Page #PageNum#
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

performance of the incorporation of the Customer Configuration Changes and the Baseline Changes.

2.4    Changes to the Optional Features Price, Aircraft Basic Price and the Advance Payment Base Price of the Aircraft to adjust for (i) the difference, if any, between the [***] Optional Features amount included in the Aircraft Basic Price reflected in Table 1, Page 15; and (ii) the difference between the actual prices of the Optional Features and Seller Purchased Equipment reflected in the Customer Configuration Changes.

3.    Other Letter Agreements.
Boeing and Customer acknowledge that as the definition of the Model 737-990ER Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:
3.1    Software. Additional provisions relating to software.
3.2    Seller Purchased Equipment (SPE) and/or Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may offer or install SPE and/or BFE in the Model 737-990ER Aircraft.

4.    Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement and attachments hereto are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 6-1162-SCR-106    SA-23
737-900ER Open Configuration Matters    Page #PageNum#
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

Very truly yours,

THE BOEING COMPANY

By        /s/ Stuart C. Ross

Its           Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date: January 24, 2011

ALASKA AIRLINES, INC.

By  /s/ Brandon S. Pedersen

Its  Vice President, Finance
 Chief Financial Officer

Attachment A

P.A. 2497, 6-1162-SCR-106    SA-23
737-900ER Open Configuration Matters    Page #PageNum#
BOEING PROPRIETARY

Attachment A to 6-1162-SCR-106

Aircraft Configuration Milestones

Initial Configuration Discussions Completed - [***]
This is the start of the formal configuration process, with informal configuration discussions leading up to this. Writing options, providing price and offerability, and formally offering proposals to Alaska with CADs will occur during this process.
First Option Package Proposed to Alaska - [***] with CAD [***]
The program has scheduled the first option package.
Final Configuration Discussions Completed - [***]
This will result in the last option package processed. By this time Boeing will require a complete airplane definition:
- Flight Deck and other capabilities (e.g. Short Field Performance, ETOPS/no ETOPS, RNP)
- Interior arrangement (e.g. seat layout, monuments including class divider, aft galley complex/flat pressure bulkhead, emergency equipment)
- Structures (e.g. window plug)
- Exterior color schemes
Customer Acceptance for Final Configuration - [***]
Combined with all previous option packages, Customer selects their final configuration

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

6-1162-MSA-691R5

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject:    [***]

Reference:    Purchase Agreement No. 2497 (the Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-890 and 990-ER aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MSA-691R4 dated October 31, 2007. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Article 4 of Special Matters Letter Agreement 6-1162-MSA-597 identifies [***] Factor Aircraft for which [***] Factors are to be applied. The following defines the conditions for eligibility and process for changing certain Aircraft that are not designated for [***] escalation ([***] Factor Aircraft) to [***] Factor Aircraft.

Recitals:

A.     Each year (Annual Base Year) Boeing updates the airframe price for each model of Boeing aircraft.

B.    In August of each year Boeing prepares and furnishes to its customers forecasts of escalation factors developed by Boeing using data published by independent forecasting services (August Forecast).

C.    Attachment A to this Letter Agreement, which is incorporated by this reference, shall be used to list Aircraft that Customer has agreed to purchase and for which Boeing, at a future date, offers to permit Customer to elect to [***]. In the event that Boeing makes Customer such an offer, this letter will be revised to include a new Attachment A that will reflect (i) the delivery months for the [***] Factor Aircraft, (ii) the serial numbers of the [***] Factor Aircraft, (iii) the escalation provisions applicable to the [***] Factor Aircraft, and (iv) the time period during which Customer may give notice of an [***] for the [***] Factor Aircraft pursuant to Article 2 of this Letter Agreement.

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Agreement:

1.     Once an Aircraft has been designated as a [***] Factor Aircraft (per Article 4 of Special Matters Letter Agreement 6-1162-MSA-597) the [***] Factor value may not be changed. The escalation of any sum pertaining to a [***] Factor Aircraft which is subject to escalation pursuant to the provisions of the Purchase Agreement shall be calculated using such [***], regardless of the date on which the obligation to

P.A. No. 2497, 6-1162-MSA-691R5        SA -23
[***]
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

pay such sum arises.

2.    The airframe escalation factor for the [***] Factor Aircraft may be [***] as provided in Articles 2.1 through 2.3, below, at the election of Customer:

2.1    Customer may [***] for each [***] Factor Aircraft only one time [***].

2.2    Customer may make an [***] only with respect to [***] Factor Aircraft delivering in the twelve month period following August 1 of the year three years after the Annual Base Year in which [***] is made (Candidate Aircraft). (For example, for an [***] made during the Annual Base Year 2006, the Candidate Aircraft would be the [***] Factor Aircraft delivering in the months of August 2009 through July 2010.)

2.3    Customer may elect [***] for Candidate Aircraft at the applicable forecasted airframe escalation factor for the delivery month of such Candidate Aircraft as set forth in the August Forecast published by Boeing in the Annual Base Year in which the [***] occurs, provided that Customer provides written notice to Boeing of such election in the form attached as Attachment B by October 1 of such Annual Base Year (Election Period).

3.    Upon Boeing’s receipt of Customer’s notice in the form of Attachment B and Boeing’s confirmation of its content and timeliness, the Purchase Agreement shall be deemed amended to reflect such [***] for the specified [***] Factor Aircraft.

4.    The amount and timing of Advance Payments Customer is required to pay to Boeing pursuant to the Purchase Agreement shall be unaffected by any [***].

5.    This Letter Agreement is only applicable to Aircraft that may be listed in Attachment A in the future. At Boeing’s discretion, [***] Factor may be offered for other aircraft that Customer agrees to purchase by executing a Supplemental Agreement to the Purchase Agreement. In the event that [***] Factor is offered, applicable Aircraft that were not eligible for [***] Factor may be added to Attachment A.

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.1    Notwithstanding the provisions as set forth in paragraph 5 above, Customer and Boeing agree that the following Aircraft, identified in paragraphs 5.1.1 and 5.1.2 below, shall not be designated as [***] Factor Aircraft, and accordingly not designated for [***].

5.1.1    The following serial numbers from Table 1, page 15 to the Purchase Agreement:
[***]
5.1.2 [***]

6.    Customer understands that certain commercial and financial information contained in this Letter Agreement and the attachments hereto is considered by Boeing as confidential. Customer agrees that it

P.A. No. 2497, 6-1162-MSA-691R5        SA -23
[***]
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Sincerely,

THE BOEING COMPANY

By       /s/ Stuart C. Ross

Its           Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date: January 24, 2011

Alaska Airlines, Inc.

By  /s/ Brandon S. Pedersen

Its  Vice President, Finance
 Chief Financial Officer

Attachments

P.A. No. 2497, 6-1162-MSA-691R5        SA -23
[***]
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

Attachment A to Letter Agreement 6-1162-MSA-691R5

Airframe Model		737-800	737-900ER
Engine Model:		CFM56-7B27	CFM56-7B27
Airframe Price Base Year		2004	2005
Engine Price Base Year		N/A	N/A

Delivery Month and Year	[***] Factor Aircraft Serial Number	Applicable [***] Airframe/Engine [***] Provisions	Election Period (notification due by)

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497, 6-1162-MSA-691R5        SA -23
[***]
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

Attachment B to Letter Agreement 6-1162-MSA-691R5

Notice of [***]

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

Reference:    Purchase Agreement No. 2497 dated as of June 15, 2005, between The Boeing Company (Boeing) and Alaska Airlines, Inc. (the Purchase Agreement)

Attention:    Vice President - Contracts
Mail Code 21-34

Pursuant to Article 2 of Letter Agreement 6-1162-MSA-691 (Letter Agreement) to the Purchase Agreement and subject to the provisions of Article 3 of such Letter Agreement, Alaska Airlines elects to [***] for the following Candidate Aircraft as provided in the following table:

Airframe Model:	737-800, 900ER	Airframe Price Base Year:	2004, 2005 (900ER)
Engine Model:	CFM56-7B27	Engine Price Base Year:	N/A

Delivery Month and Year	Candidate Aircraft Serial Number	[***] Airframe/Engine [***]

Alaska Airlines, Inc.
By
Its
Dated

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497, 6-1162-MSA-691R5        SA -23
[***]
BOEING PROPRIETARY

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

Receipt of the above notice is acknowledged and the [***] pursuant to the Letter Agreement as described in this notice is confirmed, effective as of this date.

THE BOEING COMPANY

By
Its    Attorney-in-Fact
Dated

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497, 6-1162-MSA-691R5        SA -23
[***]
BOEING PROPRIETARY

6-1162-SCR-112

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject:    Aircraft Performance Guarantees

Reference:    Purchase Agreement No. 2497 (the Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-990ER aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.    Aircraft Performance Guarantees.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

2.    Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Sincerely,

P.A. 2497, 6-1162-SCR-112    SA-23
Aircraft Performance Guarantees    Page #PageNum#
BOEING PROPRIETARY

THE BOEING COMPANY

By        /s/ Stuart C. Ross

Its           Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date: January 24, 2011

Alaska Airlines, Inc.

By   /s/ Brandon S. Pedersen

Its Vice President, Finance
 Chief Financial Officer

Attachment

P.A. 2497, 6-1162-SCR-112    SA-23
Aircraft Performance Guarantees    Page #PageNum#
BOEING PROPRIETARY

MODEL 737-900ER WITH WINGLETS PERFORMANCE GUARANTEES
FOR ALASKA AIRLINES, INC.
SECTION    CONTENTS
1    AIRCRAFT MODEL APPLICABILITY
2    FLIGHT PERFORMANCE
3    MANUFACTURER'S EMPTY WEIGHT
4    SOUND LEVELS
5    AIRCRAFT CONFIGURATION
6    GUARANTEE CONDITIONS
7    GUARANTEE COMPLIANCE
8    EXCLUSIVE GUARANTEES

P.A. 2497, 6-1162-SCR-112    SA-23
Aircraft Performance Guarantees    Page 3
BOEING PROPRIETARY

Attachment to Letter Agreement 6-1162-SCR-112
CFM56-7B26E Engines
Page #PageNum#

1    AIRCRAFT MODEL APPLICABILITY
The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-900ER Aircraft with winglets and a maximum takeoff weight of [***] pounds, a maximum landing weight of [***] pounds, and a maximum zero fuel weight of [***] pounds, and equipped with Boeing furnished CFM56‑7B26E engines.
2    FLIGHT PERFORMANCE
2.1    Takeoff
The FAA approved takeoff field length at a gross weight at the start of the ground roll of [***] pounds, at a temperature of [***]°C, at a sea level altitude, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be more than the following guarantee value:
GUARANTEE:    [***]    Feet
2.2    Landing
The FAA approved landing field length at a gross weight of [***] pounds and at a sea level altitude, shall not be more than the following guarantee value:
GUARANTEE:    [***]    Feet
2.3    Mission
2.3.1    Mission Block Fuel
The block fuel for a stage length of [***] statute miles in still air with a [***] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:
NOMINAL:    [***]    Pounds
TOLERANCE:    [***]    Pounds
GUARANTEE:    [***]    Pounds

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Fuel Density:	The fuel density is 6.7 pounds per U.S. gallon.

Attachment to Letter Agreement 6-1162-SCR-112
CFM56-7B26E Engines
Page #PageNum#

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.
Takeoff:	The takeoff gross weight is not limited by the airport conditions.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight shall conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to [***] feet, the Aircraft accelerates to [***] KCAS while climbing to [***] feet above the departure airport altitude and retracting flaps and landing gear.
Climb:	The Aircraft climbs from [***] feet above the departure airport altitude to [***] feet altitude at [***] KCAS.
The Aircraft then accelerates at a rate of climb of [***] feet per minute to the recommended climb speed for minimum block fuel.
The climb continues at the recommended climb speed for minimum block fuel until 0.78 Mach number is reached.
The climb continues at 0.78 Mach number to the initial cruise altitude.
The temperature is standard day during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at 0.79 Mach number.
The initial cruise altitude is 37,000 feet.
A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.
The temperature is standard day during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.
Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.
The temperature is standard day during descent.

Attachment to Letter Agreement 6-1162-SCR-112
CFM56-7B26E Engines
Page #PageNum#

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.
The destination airport altitude is a sea level airport.
Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:
Operational Empty Weight, OEW (Paragraph 2.3.3): 100,527 Pounds
Taxi-Out: Fuel 230 Pounds
Takeoff and Climbout Maneuver: Fuel 530 Pounds Distance 3.7 Nautical Miles
Approach and Landing Maneuver: Fuel 250 Pounds
Taxi-In (shall be consumed from the reserve fuel): Fuel 200 Pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: 7,680 Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a) a 200 pound general purpose fuel, b) a missed approach and flight to a 200 nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a 45 minutes hold at 1,500 feet above a sea level alternate airport.

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.3.2    Operational Empty Weight Basis
The Operational Empty Weight (OEW) derived in Paragraph 2.3.3 is the basis for the mission guarantees of Paragraph 2.3.1.

Attachment to Letter Agreement 6-1162-SCR-112
CFM56-7B26E Engines
Page #PageNum#

2.3.3 737-9ER Weight Summary Alaska Airlines
Pounds

Standard Model Specification MEW	[***]
Configuration Specification D019A001, Rev. N
Dated January 29, 2010
204 Tourist Class Passengers
CFM56-7 Engines
164,500 Pounds (74,615 kg.) Maximum Taxi Weight
6,875 U.S. Gallons (26,024 l.) Fuel Capacity

Changes for Alaska Airlines
Interior Change to 178 (16 FC/162 EC) Passengers*	[***]
(Ref: LOPS B376189) (BSI interior)
188,200 Pounds (85,366 Kilograms) Maximum Taxi Weight	[***]
Mid Cabin Exit Door Deactivation	[***]
Extended Operations (ETOPS)	[***]
60 Minute Standby Power	[***]
Heads Up Display (HUD)	[***]
Centerline Overhead Cargo Compartments (4)	[***]
Heavy Duty Cargo Compartment Linings/Panels	[***]
Winglets	[***]
Additional Change Requests Allowance (Based on 737-800)	[***]

Alaska Airlines Manufacturer's Empty Weight (MEW)	[***]

Standard and Operational Items Allowance	[***]
(Paragraph 2.3.4)

Alaska Airlines Operational Empty Weight (OEW)	[***]

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment to Letter Agreement 6-1162-SCR-112
CFM56-7B26E Engines
Page #PageNum#

Quantity	Pounds	Pounds

* Seat Weight Included:		6,080

First Class Front Row Double w/2 In-Arm Food Trays	2	257
First Class Double w/2 In-Arm Food Trays	6	710
Economy Class Front Row Triple w/3 In-Arm Food Trays	2	256
Economy Class Triple	45	4,857
2.3.4 Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds

Standard Items Allowance				[***]

Unusable Fuel			[***]
Oil			[***]
Oxygen Equipment			[***]
Passenger Portable Bottles and Masks	7	[***]
Crew Masks and Goggles	4	[***]
Miscellaneous Equipment			[***]
Crash Axe	1	[***]
Megaphones	2	[***]
Flashlights	6	[***]
Smoke Hoods	5	[***]
Seat Belt Extensions	5	[***]
Galley Structure & Fixed Inserts			[***]

Operational Items Allowance				[***]

Crew and Crew Baggage			[***]
Flight Crew	2	[***]
Cabin Crew	5	[***]
Crew Baggage	7	[***]
Pilot Flight Kits and Flight Deck Manuals		[***]
Catering Allowance & Removable Inserts			[***]
First Class	16	[***]
Economy Class	162	[***]

Attachment to Letter Agreement 6-1162-SCR-112
CFM56-7B26E Engines
Page #PageNum#

Passenger Service Equipment	178		[***]
Potable Water - 60 USG			[***]
Waste Tank Disinfectant			[***]
Emergency Equipment			[***]
Escape Slides	4	[***]
Life Rafts	4	[***]
Life Vests - Passengers	178	[***]
Life Vests - Crew	10	[***]
Emergency Locator Transmitter	2	[***]

Total Standard and Operational Items Allowance				[***]

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3    MANUFACTURER'S EMPTY WEIGHT
The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification D019A001ASA39E-1 plus one percent.
4    SOUND LEVELS
4.1    Community Sound Levels
4.1.1    Certification
The Aircraft shall be certified in accordance with the requirements of 14CFR Part 36, Stage 4 and ICAO Annex 16, Volume 1, Chapter 4.
5    AIRCRAFT CONFIGURATION
5.1    The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification D019A001ASA39E-1 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.
5.2    The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:
(1)    Changes to the Detail Specification or any other changes mutually agreed upon

Attachment to Letter Agreement 6-1162-SCR-112
CFM56-7B26E Engines
Page #PageNum#

between the Customer and Boeing or otherwise allowed by the Purchase Agreement.
(2)    The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.
6    GUARANTEE CONDITIONS
6.1    All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.
6.2    The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-900ER Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 40, dated April 27, 2007.
6.3    In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 4.1 or 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.
6.4    The takeoff and landing guarantees, and the takeoff portion of the mission guarantee are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category P brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. The improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.
6.5    The climb, cruise and descent portions of the mission guarantee include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 47 percent). The APU is turned off unless otherwise specified.
6.6    The climb, cruise and descent portions of the mission guarantee are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of 19.7 percent of the mean aerodynamic chord.
6.7    Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of

Attachment to Letter Agreement 6-1162-SCR-112
CFM56-7B26E Engines
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18,580 BTU per pound and a fuel density of 6.70 pounds per U.S. gallon.
7    GUARANTEE COMPLIANCE
7.1    Compliance with the guarantees of Sections 2, 3 and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.
7.2    Compliance with the takeoff and landing guarantees, the takeoff portion of the mission guarantee, and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 737-900ER.
7.3    Compliance with the takeoff guarantee and the takeoff portion of the mission guarantee shall be shown using an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.
7.4    Compliance with the climb, cruise and descent portions of the mission guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.
7.5    Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."
7.6    The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.
7.7    Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.
8    EXCLUSIVE GUARANTEES
The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

The Boeing Company
PO Box 3707
Seattle, WA 98124-2207

6-1162-SCR-111

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

[***]

Very truly yours,

THE BOEING COMPANY

By	/s/ Stuart C. Ross

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January 24, 2011

ALASKA AIRLINES, INC.

By	/s/ Brandon S. Pedersen

Its	Vice President, Finance Chief Financial Officer

*     Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 2497, 6-1162-SCR-111    SA-23
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BOEING PROPRIETARY

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Boeing Proprietary